Exhibit 99.1

FiscalNote Signs Definitive Agreement to Divest Additional Non-Core Asset to Further Streamline Company Operations and Strengthen Balance Sheet

Divestiture Further Reduces Debt, Improves Operating Efficiencies, and Accelerates Path to Positive Free Cash Flow

Management Reaffirms FY 2025 Guidance for Both Total Revenues and Adjusted EBITDA, Reflecting Increasing Confidence in the Strength and Growth Prospects of the Streamlined and Focused Core Business

Board of Directors Continues to Review All Strategic Options Available to the Company to Maximize Shareholder Value

WASHINGTON, D. C. – Monday, May 5, 2025 – FiscalNote Holdings, Inc. (NYSE: NOTE) (“FiscalNote” or the “Company”), the leading provider of AI-driven policy and regulatory intelligence solutions, today announced it has entered into a definitive agreement to divest its Australian subsidiary, TimeBase, to Thomson Reuters Corporation (TSX/Nasdaq: TRI), a global content and technology company, for a total consideration of $6.5 million. The transaction is expected to close promptly following the receipt of antitrust clearance in Australia and other customary closing conditions. Upon closing, the Company will use net proceeds from this transaction to further pay down the existing balance of its senior term loan.

Notwithstanding the financial impact of this divestiture, FiscalNote reaffirms its full year 2025 financial forecast. The Company continues to project total revenues of $94-$100 million and adjusted EBITDA of $10-$12 million. This reaffirmation reflects the Company’s continued confidence in its operating plan and execution, even amid ongoing market volatility. Positive indicators continue to reinforce the Company’s outlook for accelerating performance in the second half of the year, driven largely by recent investments in its core policy offering such as the launch and ongoing enhancement of its new PolicyNote platform. The Company continues to see the benefit of streamlining initiatives and the management changes implemented earlier this year.

FiscalNote acquired TimeBase, a Sydney-based provider of Australian legislative information for legal professionals, in May 2021 as part of an M&A driven expansion into APAC. FiscalNote has operated TimeBase on a standalone basis, with no cross-sell into FiscalNote’s core customers, and represents approximately $1.3 million of FiscalNote’s $120.3 million of total GAAP revenue for the 12-month period ended December 31, 2024. FiscalNote will continue to serve customers in the Australia market through its separate PolicyNote platform and related solutions. Importantly, Australian policy and regulatory intelligence will remain a component of the core PolicyNote global data set.

Commenting on this transaction, Josh Resnik, FiscalNote’s CEO & President, said, “This divestiture is another clear step in sharpening our strategic focus, improving our capital structure, and accelerating our path to positive free cash flow. We are executing with discipline and streamlining operations while investing in the products and capabilities that matter most to our thousands of customers around the world. With a more focused portfolio and a strengthened balance sheet, we’re building a durable foundation for long term, sustainable growth.”

Womble Bond Dickinson (US) LLP and King & Wood Mallesons (AUS) are serving as legal counsel to FiscalNote on the transaction.

About FiscalNote

FiscalNote (NYSE: NOTE) is the leading provider of AI-driven policy and regulatory intelligence solutions. By uniquely combining proprietary AI technology, comprehensive data, and decades of trusted analysis, FiscalNote helps customers efficiently manage political and business risk. Since 2013, FiscalNote has pioneered solutions that deliver critical insights, enabling effective decision making and giving organizations the competitive edge they need. Home to PolicyNote, CQ, Roll Call, VoterVoice, and many other industry-leading products and brands, FiscalNote serves thousands of customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its suite of solutions, visit FiscalNote.com and follow @FiscalNote.

About Thomson Reuters Corporation

Thomson Reuters (TSX/Nasdaq: TRI) informs the way forward by bringing together the trusted content and technology that people and organizations need to make the right decisions. The company serves professionals across legal, tax, accounting, compliance, government, and media. Its products combine highly specialized software and insights to empower professionals with the data, intelligence, and solutions needed to make informed decisions, and to help institutions in their pursuit of justice, truth, and transparency. Reuters, part of Thomson Reuters, is a world leading provider of trusted journalism and news. For more information, visit tr.com.

Safe Harbor Statement

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may impact such forward-looking statements include:

•

FiscalNote’s concentration of revenues from U.S. government agencies, changes in the U.S. government spending priorities, dependence on winning or renewing U.S. government contracts, delay, disruption or unavailability of funding on U.S. government contracts, and the U.S. government’s right to modify, delay, curtail or terminate contracts;

•

FiscalNote’s ability to successfully execute on its strategy to achieve and sustain organic growth through a focus on its core Policy business, including risks to FiscalNote’s ability to develop, enhance, and integrate its existing platforms, products, and services, bring highly useful, reliable, secure and innovative products, product features and services to market, attract new customers, retain existing customers, expand its products and service offerings with existing customers, expand into geographic markets or identify other opportunities for growth;

•	FiscalNote’s future capital requirements, as well as its ability to service its repayment obligations and maintain compliance with covenants and restrictions under its existing debt agreements;

•	demand for FiscalNote’s services and the drivers of that demand;

•	the impact of cost reduction initiatives undertaken by FiscalNote;

•

risks associated with international operations, including compliance complexity and costs, increased exposure to fluctuations in currency exchange rates, political, social and economic instability, and supply chain disruptions;

•

FiscalNote’s ability to introduce new features, integrations, capabilities, and enhancements to its products and services, as well as obtain and maintain accurate, comprehensive, or reliable data to support its products and services;

•	FiscalNote’s reliance on third-party systems and data, its ability to integrate such systems and data with its solutions and its potential inability to continue to support integration;

•

FiscalNote’s ability to maintain and improve its methods and technologies, and anticipate new methods or technologies, for data collection, organization, and analysis to support its products and services;

•

potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents that affect FiscalNote’s networks or systems or those of its service providers;

•

competition and competitive pressures in the markets in which FiscalNote operates, including larger well-funded companies shifting their existing business models to become more competitive with FiscalNote;

•	FiscalNote’s ability to comply with laws and regulations in connection with selling products and services to U.S. and foreign governments and other highly regulated industries;

•	FiscalNote’s ability to retain or recruit key personnel;

•

FiscalNote’s ability to adapt its products and services for changes in laws and regulations or public perception, or changes in the enforcement of such laws, relating to artificial intelligence, machine learning, data privacy and government contracts;

•	adverse general economic and market conditions reducing spending on our products and services;

•	the outcome of any known and unknown litigation and regulatory proceedings;

•	FiscalNote’s ability to maintain public company-quality internal control over financial reporting; and

•	FiscalNote’s ability to protect and maintain its brands and other intellectual property rights.

These and other important factors discussed in FiscalNote’s SEC filings, including its most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Media

Yojin Yoon

FiscalNote

press@fiscalnote.com

Investor Relations

Bob Burrows

FiscalNote

IR@fiscalnote.com

Source: FiscalNote